                                                                    EXHIBIT 3.61

[SEAL]             ARKANSAS SECRETARY OF STATE
                   CHARLIE DANIELS
                   -------------------------------------------------------------

     State Capitol Building - Little Rock, Arkansas 72201-1094 - 501.682.3409

I, Charlie Daniels, Secretary of State of the State of Arkansas, and as such, keeper of the records of domestic and foreign corporations, do hereby certify that the following and hereto attached instrument of writing is a true and perfect copy of

                             ALL RECORDS ON FILE FOR

                             U-HAUL CO. OF ARKANSAS

                                          IN TESTIMONY WHEREOF, I have hereunto
                                          set my hand and affixed my official
                                          Seal. Done at my office in the City of
                                          Little Rock, this 5th day of August
                                          2003.

                                          /s/ Charlie Daniels
                                          --------------------------------------
                                          Charlie Daniels
                                          Secretary of State

                                          By: /s/ Arkumpe
                                              ----------------------------------
                                              arkumpe

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF ARKANSAS

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Arkansas.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF ARKANSAS.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Arkansas upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Arkansas.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are ten thousand (10,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of One Hundred Thousand ($100,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o The Corporation Company, No. 221 West Second Street, Little Rock, Arkansas, and the name of the resident agent at said address is The Corporation Company.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

               Gerald Bailey                       4715 Manchester
                                                   Little Rock, Arkansas 72206

               Jim R. Munson                       4715 Manchester
                                                   Little Rock, Arkansas 72206

               Juanita Bailey                      4715 Manchester
                                                   Little Rock, Arkansas 72206

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

               David L. Helsten                    2727 North Central Avenue
                                                   Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1970.

                                          /s/ David L. Helsten
                                          --------------------------------------
                                          David L. Helsten

STATE OF ARIZONA    )
                    )  ss:
COUNTY OF MARICOPA  )

         On this 12th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 12th day of February, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          Residing at Tempe, Arizona
                                          My Commission expires August 13, 1972

(NOTARIAL SEAL)

Page two of two pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Arkansas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of [ILLEGIBLE]and qualified in the State of Arkansas.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                             U-HAUL CO. OF ARKANSAS

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 2nd day of February, 1970.

                                                   U-HAUL CO.

                                                   By: /s/ [ILLEGIBLE]
                                                       -------------------------
                                                                       President

STATS OF ARIZONA      )
                      )  ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared Francis P. Crahan, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 2nd day of February, 1970.

                                             /s/ Helen H. Delamater
                                             ----------------------------------
                                                   Notary Public

                                             My Commission Expires Aug. 13, 1972

                     AMENDMENT OF ARTICLES OF INCORPORATION

         The undersigned, being all of the officers and directors of U-HAUL CO. OF ARKANSAS, do hereby certify as follows:

         That on February 24, 1970 Articles of Incorporation of U-HAUL CO. OF ARKANSAS were filed in the office of the Secretary of State of the State of Arkansas, and

         The number of shares outstanding and entitled to vote on said amendment was 500; the number of shares voted for said amendment was 500 and the number voted against was 0.

         That it is now desired to change the name of said corporation to AMERCO MARKETING CO. OF ARKANSAS.

         NOW, THEREFORE, the aforesaid original articles of incorporation are hereby amended to recite as follows:

         Article I. The name of the proposed corporation is AMERCO MARKETING CO. OF ARKANSAS.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this 14th day of August, 1970.

                                                /s/ Gerald Bailey
                                                --------------------------------
                                                Gerald Bailey,
                                                President and Director

                                                /s/ Jim R. Munson
                                                --------------------------------
                                                Jim R. Munson,
                                                Vice-President and Director

                                                /s/ Juanita Bailey
                                                --------------------------------
                                                Juanita Bailey,
                                                Secretary-Treasurer and Director

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Arkansas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETINGS CO. OF ARKANSAS

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                          AMERCO, an Arizona corporation

                                          By: /s/ L. S. Shoen
                                              ----------------------------------
                                              L. S. Shoen - President

STATE OF ARIZONA    )
                    )  ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                                Notary Public

                                          My Commission Expires August 13, 1972

                               ARTICLES OF MERGER

         Pursuant to the Business Corporation Act of the state of Arkansas, the undersigned corporations hereby adopt the following Articles of Merger for the purpose of merging them into one of such corporations.

FIRST. The names of the undersigned corporations and the states under the laws of which they are respectively organized, and their status after completion of the merger are as follows:

          Amerco Marketing Co. of Arkansas                 Arkansas  Survivor
          Automated Multitest Medical Laboratories, Inc.   Arkansas  Absorbed
          E Z Move, Inc.                                   Arkansas  Absorbed

SECOND. The Plan and Agreement of Merger which is attached hereto and by reference incorporated herein, was approved by the directors and shareholders of each of the undersigned corporations in the manner provided under the laws of the state of Arkansas.

THIRD. The number of shares outstanding, and the number of shares entitled to vote upon such Plan and Agreement of Merger, and the number of shares voted for and against such Plan and Agreement of Merger as to AMERCO MARKETING CO. OF ARKANSAS, an Arkansas corporation, was as follows:

Number of Shares        Number of Shares         Number            Number
  Outstanding           Entitled to Vote        Voted For       Voted Against
----------------        ----------------        ---------       -------------
      500                     500                 500               -0-

FOURTH. None of the shares of the authorized capital stock of Automated Multitest Medical Laboratories, Inc., and E Z Move, Inc., both Arkansas corporations, have been issued or are outstanding, and approval of such Agreement of Merger has been given by unanimous consent of the Boards of Directors of such corporations.

FIFTH. The respective secretaries or assistant secretaries of the respective undersigned corporations in signing these Articles and the assistant secretary of AMERCO MARKETING CO. OF ARKANSAS affixing the corporate seal of the AMERCO MARKETING CO. OF ARKANSAS, hereby certify as to the above-stated votes. The two absorbed corporations have no corporate seals.

                    Executed this 13th day of December, 1971.

                                          SURVIVOR: AMERCO MARKETING CO. OF
                                                    ARKANSAS,
                                                    an Arkansas corporation

(Corporate
     Seal)

                                          By: /s/ David L. Helsten
                                              ----------------------------------
                                              David Helsten - Vice-President

Attest: /s/ John A. Lorentz
        -------------------
        John A. Lorentz - Assistant Secretary

                         ABSORBED (1): AUTOMATED MULTITEST MEDICAL LABORATORIES,
                                       INC., an Arkansas corporation

(No Corporate
        Seal)

                                          By: /s/ John A. Lorentz
                                              ----------------------------------
                                              John A. Lorentz - President

Attest: /s/ David L. Helsten
        --------------------
        David Helsten - Secretary

                         ABSORBED (2): E Z MOVE, INC., an Arkansas corporation

(No Corporate
        Seal)

                                          By: /s/ David L. Helsten
                                              ----------------------------------
                                              David Helsten - Vice-President

Attest: /s/ John A. Lorentz
        -------------------
        John A. Lorentz - Assistant Secretary

State of Arizona    )
                    )  ss.
County of Maricopa  )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten, who, being duly sworn did say that he is the Vice-President of E Z MOVE, INC., an Arkansas corporation, and the Secretary of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Arkansas corporation, and that he is the person whose name is subscribed to the foregoing instrument on behalf of said corporations, in the above-stated capacities, and that there are no corporate seals for the said corporations and that said instrument was signed on behalf of said corporations by authority of their respective Boards of Directors, and as the free act and deed of said corporations, and for the purposes therein stated; and further that the facts therein stated are true to the best of his knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                   /s/ Helen H. Delamater
                                                   -----------------------------
                                                        Notary Public

My commission
expires: 8-13-72

State of Arizona    )
                    )  ss.
County of Maricopa  )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared John A. Lorentz, who, being duly sworn did say that he is the President of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Arkansas corporation, and the Assistant-Secretary of E Z MOVE, INC., an Arkansas corporation, and that he is the person whose name is subscribed to the foregoing instrument on behalf of said corporations, in the above-stated capacities, and that there are no corporate seals for the said corporations and that said instrument was signed on behalf of said corporations by authority of their respective Boards of Directors, and as the free act and deed of said corporations, and for the purposes therein stated; and further that the facts therein stated are true to the best of his knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                   /s/ Helen H. Delamater
                                                   -----------------------------
                                                       Notary Public

My commission
expires: 8-13-72

State of Arizona     )
                     ) ss.
County of Maricopa   )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten and John A. Lorentz, who, being duly sworn did say that they are the Vice-President and Assistant Secretary, respectively, of AMERCO MARKETING CO. OF ARKANSAS, an Arkansas corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation, in the above-stated capacities, and that the seal is the corporate seal of the said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and Shareholders, and as the free act and deed of said corporation, and for the purposes therein stated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                   /s/ Helen H. Delamater
                                                   -----------------------------
                                                        Notary Public

My commission
expires: 8-13-72

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Assistant Secretary of AMERCO MARKETING CO. OF ARKANSAS, an Arkansas corporation, and that the following is a true and accurate copy of a resolution adopted by the Board of Directors of this corporation at a meeting duly called and held on the 13th day of December, 1971, as the same appears on the books and records of this corporation:

                  RESOLVED, That this Board of Directors by unanimous consent hereby recommends, approves and adopts the proposed Plan and Agreement of Merger between this corporation, AUTOMATED MULTITEST MEDICAL LABORATORIES, INC. and E Z MOVE, INC., and the Officers of this corporation are hereby authorized and directed to enter into said Plan and Agreement by executing said Plan and Agreement under the corporate seal of this corporation, and be it

                  RESOLVED FURTHER, That said Plan and Agreement be submitted to the shareholders of this corporation at a special meeting to be held on the 13th day of December, 1971, for the purpose of considering and voting upon the approval and adoption of said Plan and Agreement;

                  RESOLVED FURTHER, That in the event said Plan and Agreement shall be approved and adopted at said special meeting of shareholders, then the officers of this corporation are hereby authorized to execute and deliver, under corporate seal of this corporation and on behalf of this corporation, any and all documents which they deem necessary or advisable including "ARTICLES OF MERGER," to consummate said merger under the laws of the state of Arkansas and that the Assistant Secretary of this corporation is authorized to certify as to the vote of the shareholders on said Agreement or in said "ARTICLES OF MERGER."

         In Witness Whereof, I have set my hand and the official seal of this corporation this 13th day of December, 1971.

                  (Seal)

                                          /s/ John. A. Lorentz
                                          --------------------------------------
                                          John A. Lorentz - Assistant Secretary

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, David Helsten, do hereby certify that I am the duly elected and acting Secretary of AUTOMATED M0LTITEST MEDICAL LABORATORIES, INC., an Arkansas corporation, and that the following is a true and accurate copy of a resolution adopted by the Board of Directors of this corporation at a meeting duly called and held on the 13th day of December, 1971, as the same appears on the books and records of this corporation:

                  RESOLVED, That this Board of Directors by unanimous consent hereby recommends, approves and adopts the proposed Plan and Agreement of Merger between this corporation, E Z MOVE, INC., and AMERCO MARKETING CO. OF ARKANSAS, and the Officers of this corporation are hereby authorized and directed to enter into said Plan and Agreement by executing said Plan and Agreement, and be it

                  RESOLVED FURTHER, That in the event said Plan and Agreement shall be approved and adopted by the shareholders of AMERCO MARKETING CO. OF ARKANSAS, then the Officers of this corporation are hereby authorized to execute and deliver, and on behalf of this corporation, any and all documents which they deem necessary or advisable including "ARTICLES OF MERGER," to consummate said merger under the laws of the state of Arkansas.

         In Witness Whereof, I have set my hand this 13th day of December, 1971.

(No Corporate
         Seal)

                                                   /s/ David L. Helsten
                                                   -----------------------------
                                                   David Helsten - Secretary

                       CERTIFICATE OF CORPORATE RESOLUTION

         I, John A. Lorentz, do hereby certify that I am the duly elected and acting Assistant-Secretary of E Z MOVE, INC., an Arkansas corporation, and that the following is a true and accurate copy of a resolution adopted by the Board of Directors of this corporation at a meeting duly called and held on the 13th day of December, 1971, as the same appears on the books and records of this corporation:

                  RESOLVED, That this Board of Directors by unanimous consent hereby recommends, approves and adopts the proposed Plan and Agreement of Merger between this corporation, AUTOMATED MULTITEST MEDICAL LABORATORIES, INC. and AMERCO MARKETING CO. OF ARKANSAS, and the Officers of this corporation are hereby authorized and directed to enter into said Plan and Agreement by executing said Plan and Agreement, and be it

                  RESOLVED FURTHER, That in the event said Plan and Agreement shall be approved and adopted by the shareholders of AMERCO MARKETING CO. OF ARKANSAS, then the Officers of this corporation are hereby authorized to execute and deliver, and on behalf of this corporation, any and all documents which they deem necessary or advisable including "ARTICLES OF MERGER," to consummate said merger under the laws of the state of Arkansas.

         In Witness Whereof, I have set my hand this 13th day of December, 1971.

(No Corporate
        Seal)

                                          /s/ John A. Lorentz
                                          --------------------------------------
                                          John A. Lorentz - Assistant-Secretary

                               PLAN AND AGREEMENT

                                    OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER dated this 13th day of December, 1971 made by and between AMERCO MARKETING CO. OF ARKANSAS, an Arkansas corporation, hereinafter sometimes referred to as SURVIVOR or Surviving Corporation, and AUTOMATED MULTITEST MEDICAL LABORATORIES, INC. and E Z MOVE, INC., both Arkansas corporations, hereinafter sometimes referred to as ABSORBED (1) and ABSORBED (2) respectively or collectively as ABSORBED CORPORATIONS, and together with SURVIVOR as "Constituent Corporations."
WITNESSETH THAT:

WHEREAS:

         1. SURVIVOR is a corporation organized and existing under the laws of the state of Arkansas with its registered office in that state being located at 221 West Second Street, Little Rock, Arkansas, c/o The Corporation Company;

         2. SURVIVOR has an authorized capitalization of 10,000 shares of common stock having a par value of $10.00 per share, 500 of which are issued, outstanding, and owned by U-HAUL CO., an Oklahoma corporation;

         3. ABSORBED CORPORATIONS are both corporations organized and existing under the laws of the state of Arkansas with their registered offices in that state both being located at 221 West Second Street, Little Rock, Arkansas, c/o The Corporation Company;

         4. ABSORBED (1) has authorized capitalization of 10,000 shares of stock having a par value of $10.00 per share none of which has been issued or is outstanding;

         5. ABSORBED (2) has an authorized capitalization of 500 shares of stock having a par value of $10.00 per share none of which has been issued or is outstanding;

         6. The respective Boards of Directors of the Constituent Corporations have determined that it is advisable that the ABSORBED CORPORATIONS be merged into SURVIVOR, under the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the laws of the state of Arkansas, which laws permit such merger;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions hereinafter contained, the parties hereto do hereby agree as follows:

                                        I

         ABSORBED CORPORATIONS and SURVIVOR shall be merged into a single corporation in accordance with the applicable provisions of the laws of the state of Arkansas, by ABSORBED CORPORATIONS merging into SURVIVOR which shall be the surviving corporation. The separated existence of the ABSORBED CORPORATIONS shall cease and the existence of SURVIVOR shall continue unaffected and unimpaired by the merger with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities of a corporation organized under the Business Corporation Act of the state of Arkansas.

                                       II

         1. The Articles of Incorporation of SURVIVOR shall continue to be its Articles of Incorporation until altered or amended, following the effective date of the merger.

         2. The By-Laws of SURVIVOR shall be and remain the By-Laws of SURVIVOR until altered, amended or repealed.

         3. The directors and officers of SURVIVOR as of the effective date of the merger shall be the officers and directors of SURVIVOR, as follows:

              DIRECTORS: Gerald Bailey
                         Jim Munson
                         Juanita Bailey

              OFFICERS:  Gerald Bailey - President
                         David Helsten - Vice-President
                         Jim Munson - Vice-President
                         Juanita Bailey - Secretary
                         Juanita Bailey - Treasurer
                         John A. Lorentz - Assistant Secretary

                                       III

         On the effective date of the merger:

         1. SURVIVOR shall possess all the rights, privileges, immunities, powers and franchises as well of a public as of a private nature, and shall be subject to all of the restrictions, disabilities, and duties of each of the Constituent Corporations; and all property, real, personal and mixed, including all patents, applications for patents, trademarks, trademark registrations and applications for registration of trademarks, together with the good will of the business in connection with which said patents and marks are used, and all debt due on whatever account, including subscriptions to shares of stock, and all other choses in action and all and every other interest of or belonging to or due to each of the Constituent Corporations shall be deemed to be transferred to and vested in SURVIVOR without further act or deed, and title to any real estate, or any interest therein, vested in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

         2. SURVIVOR shall be responsible and liable for all the liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against any of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or SURVIVOR may be substituted in its place and neither the rights of creditors nor any liens upon the property of any of the Constituent Corporations shall be impaired by the merger. SURVIVOR shall execute and deliver any and all documents which may be required for it to assume or otherwise comply with outstanding obligations of the ABSORBED CORPORATIONS.

                                       IV

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         On the effective date of the merger the outstanding stock of SURVIVOR shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                        V

         SURVIVOR shall pay all expenses of accomplishing the merger.

                                       VI

         If at any time SURVIVOR shall consider or be advised that any further assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in SURVIVOR the title to any property or rights of the ABSORBED CORPORATIONS, or to otherwise carry out the provisions hereof, the proper officers and directors of the ABSORBED CORPORATIONS as of the effective date of the merger shall execute and deliver any and all proper deeds, assignments, and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in SURVIVOR, and otherwise to carry out the provisions hereof.

                                       VII

         Each of the Constituent Corporations shall take or cause to be taken, all action or do or cause to be done, all things necessary, proper or advisable under the laws of the state of Arkansas to consummate and make effective the merger, subject, however, to the appropriate vote or consent of the stockholders of each of the Constituent Corporations in accordance with the requirements of the applicable provisions of the laws of the state of Arkansas.

                                      VIII

         The effective date of the merger for accounting purposes shall be at the close of business on December 31, 1971. The officers and directors of SURVIVOR are authorized and directed to perform all actions required for accomplishing and filing the merger under the laws of the state of Arkansas.

         IN WITNESS WHEREOF, the corporate parties hereto, pursuant to authority given by their respective Boards of Directors, have caused this Flan and Agreement of Merger to be entered into, by their respective

Presidents or Vice-Presidents and Secretaries or Assistant Secretaries, all as of the date and year first above written.

                               SURVIVOR: AMERCO MARKETING CO. OF ARKANSAS,
                                         an Arkansas corporation

                                      By /s/ David L. Helsten
                                         -----------------------------------
                                         David Helsten - Vice President

(Corporate
     Seal)

                                         /s/ John A. Lorentz
                                         -------------------------------------
                                         John A. Lorentz - Assistant Secretary

                          ABSORBED  (1): AUTOMATED MULTITEST MEDICAL
                                           LABORATORIES, INC.,
                                         an Arkansas corporation

                                      By /s/ John A. Lorentz
                                         -----------------------------------
                                         John A. Lorentz - President

(No Corporate
        Seal)

                                         /s/ David L. Helsten
                                         ------------------------------------
                                         David Helsten - Secretary

                          ABSORBED  (2): E Z MOVE, INC.,
                                         an Arkansas corporation

                                      By /s/ David L. Helsten
                                         -----------------------------------
                                         David Helsten - Vice-President

(No Corporate
        Seal)

                                         /s/ John A. Lorentz
                                         -------------------------------------
                                         John A. Lorentz - Assistant Secretary

State of Arizona    )
                    ) ss.
County of Maricopa  )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten, who, being duly sworn did say that he is the Vice-President of E Z MOVE, INC., an Arkansas corporation, and the Secretary of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Arkansas corporation, and that he is the person whose name is subscribed to the foregoing instrument on behalf of said corporations, in the above-stated capacities, and that there are no corporate seals for the said corporations and that said instrument was signed on behalf of said corporations by authority of their respective Boards of Directors, and as the free act and deed of said corporations, and for the purposes therein stated; and further that the facts therein stated are true to the best of his knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                   /s/ Helen H. Delamater
                                                   -------------------------
                                                         Notary Public

My commission
expires: 8-13-72

State of Arizona    )
                    ) ss.
County of Maricopa  )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared John A. Lorentz, who, being duly sworn did say that he is the President of AUTOMATED MULTITEST MEDICAL LABORATORIES, INC., an Arkansas corporation, and the Assistant-Secretary of E Z MOVE, INC., an Arkansas corporation, and that he is the person whose name is subscribed to the foregoing instrument on behalf of said corporations, in the above-stated capacities, and that there are no corporate seals for the said corporations and that said instrument was signed on behalf of said corporations by authority of their respective Boards of Directors, and as the free act and deed of said corporations, and for the purposes therein stated; and further that the facts therein stated are true to the best of his knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                         /s/ Helen H. Delamater
                                                         -----------------------
                                                              Notary Public

My commission
expires: 8-13-72

State of Arizona     )
                     ) ss.
County of Maricopa   )

         On this the 13th day of December, 1971, before me, the undersigned Notary Public, appeared David Helsten and John A. Lorentz, who, being duly sworn did say that they are the Vice-President and Assistant Secretary, respectively, of AMERCO MARKETING CO. OF ARKANSAS, an Arkansas Corporation, and that they are the persons whose names are subscribed to the foregoing instrument on behalf of said corporation in the above-stated capacities, and that the seal is the corporate seal of the said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and Shareholders, and as the free act and deed of said corporation, and for the purposes thereinstated; and further that the facts therein stated are true to the best of their knowledge, information and belief.

         IN WITNESS WHEREOF, I set my hand and official seal.

                                                         /s/ Helen H. Delamater
                                                         -----------------------
                                                              Notary Public

My commission
expires: 8-13-72

                                CHANGE OF ADDRESS

                              OF REGISTERED OFFICE

                                       OF

                 AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

                             AN ARKANSAS CORPORATION

1.       The name of the corporation is Automated Multitest Medical
         Laboratories, Inc.

2.       The address of the present registered office is:

         3304 W. 7th
         Little Rock, Arkansas

3.       The address to which the registered office is to be changed is:

         4715 Manchester
         Little Rock, Arkansas 72206

         Pulaski County

4.       The name of the registered agent is Gerald Bailey.

5. The address of the registered office and resident agent will be identical.

         Signed this 27th day of May, 1969.

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   President

                                                   /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   Secretary

                                                   Filing Fee $3.00

                                                   Must be filed in duplicate.

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH

To Kelly Bryant
   Secretary of State
   State of Arkansas
   Little Rock, Arkansas 72203

         Pursuant to the Arkansas Business Corporation Act, (Act 576 of 1965) the undersigned corporation, organized under the laws of the State of Arkansas, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Arkansas.

1. Name of corporation AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

2. Address of its present registered office: 4715 Manchester Street, Little Rock, Arkansas

3. Address to which registered office is to be changed: 221 West Second Street, Little Rock, Arkansas 72201.

4. Name of present registered agent: GERALD BAILEY

5. Name of successor registered agent: THE CORPORATION COMPANY

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

Such change was authorized by resolution duly adopted by the board of directors of this corporation.

         Dated April 1, 1970.

                                                   AUTOMATED MOLTITEST
                                                   MEDICAL LABORATORIES, INC.

                                          By /s/ John A. Lorentz
                                             -----------------------------------
                                                 Its President

              STATE OF ARKANSAS - OFFICE OF THE SECRETARY OF STATE

                  APPLICATION FOR RESERVATION OF CORPORATE NAME

TO:   Kelly Bryant
      Secretary of State
      State of Arkansas
      Little Rock, Arkansas, 72203

The undersigned, pursuant to the provisions of the Arkansas Business Corporation Act, (Act 576 of 1965), hereby requests that the following name (or names) be reserved for a period of six months:

             "Automated Multitest Laboratories"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Check for $5.00 in payment of fee for each name is enclosed. The applicant has read the instructions below.

             U-HAUL LEASE CO.
             By: /s/ [ILLEGIBLE]                           [ILLEGIBLE]
                 ---------------------------------------------------------------
                         Signature of Applicant            Secretary

     2721 North Central Avenue, Phoenix, Arizona
--------------------------------------------------------------------------------
             Street                     City                    State

(Corporate Seal)

ATTEST: /s/ [ILLEGIBLE]
        ------------------------------------------------------------------------
                           If a Corporation, by its President

/s/ [ILLEGIBLE]
-------------------------------------
            Secretary

INSTRUCTIONS:

File this in duplicate. A stamped copy will be returned for your [ILLEGIBLE] ________ The right to the exclusive use of the above specified corporate name so reserved may be transferred to any other person or corporation by filing in the Office of the Secretary of State a notice of such transfer executed by the above applicant.

A name reservation under this section may NOT be renewed nor shall the same name be reserved on any subsequent application filed by or for the benefit of, the original applicant or any person, firm or corporation identified with such applicant, of any transferee of the original applicant.

(Section 8, Act 576 of 1965)

                                                KELLY BRYANT
                                                Secretary of State

                            ARTICLES OF INCORPORATION

                                       OF

                     AUTOMATED MULTITEST LABORATORIES, INC.

                             An Arkansas Corporation

         We, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the laws of the state of Arkansas do hereby certify as follows:

                                    ARTICLE I

         The name of this corporation is Automated Multitest Laboratories, Inc.

                                   ARTICLE II

         THE PRINCIPAL PURPOSE OF THIS CORPORATION SHALL BE THE PERFORMANCE OF MULTIPHASIC SCREENING TESTS. MULTIPHASIC SCREENING IS THE SEQUENTIAL PERFORMANCE OF A SERIES OF PREDETERMINED MEDICAL TESTS WHICH ARE GENERALLY STANDARD MEDICAL PROCEDURES OF RECOGNIZED VALUE. THEY ARE PERFORMED ON HUMAN SUBJECTS BY MEDICAL PERSONNEL LESS HIGHLY TRAINED THAN A GRADUATE PHYSICIAN, USING AUTOMATED EQUIPMENT WHEREVER TECHNICALLY AND ECONOMICALLY FEASIBLE. A DETAILED QUESTIONNAIRE-TYPE MEDICAL HISTORY IS ALSO PERFORMED. THE TEST RESULTS FOR EACH PATIENT ARE THEN COLLECTED AND DISPLAYED IN A FORM WHICH IS SUITABLE FOR INTERPRETATION BY A PHYSICIAN. A COMPUTER MAY BE USED FOR COLLECTION, DISPLAY AND ANALYTICAL PURPOSES. THE MEDICAL INFORMATION THUS OBTAINED IS USED BY A PHYSICIAN FOR DIAGNOSTIC AND/OR PREVENTIVE MEDICAL PURPOSES.

         Further purposes shall include, but not be limited to:

         To carry out medical analysis, research, perform blood analysis, obtain chemical analysis, perform tests, perform laboratory work, operate a bio-chemical laboratory and to furnish such results or services to hospitals, medical institutions, clinics, physicians, surgeons and the entire medical profession or such other group, business or individual as may desire such results or services.

         To establish, equip, own, operate and maintain pathological and X-ray laboratories, bio-chemical laboratories or other laboratories of medical or scientific nature.

Page one of six pages

         To manufacture, compound, mix, prepare, buy or otherwise acquire, and to sell, distribute at wholesale and retail, exploit, promote, and advertise, as principal or agent, any and all drugs, chemicals, chemical compounds, solutions, medicinal preparations, drug sundries, drug and like products, pharmaceutical supplies, medical goods and appliances generally.

         To carry on the business of chemists, druggists, chemical dealers, importers, exporters, manufacturers and traders in chemical, pharmaceutical, medicinal and other preparations and chemicals.

         To maintain, conduct, manage and carry on any kind of commercial or manufacturing business or businesses; and to engage in research, experimental, laboratory, development, exploitation and exploration work in connection with any or all of the foregoing businesses.

         To build, erect, construct, purchase, hold or otherwise acquire, own, provide, maintain, establish, lease and operate, buy, sell, exchange or otherwise dispose of manufacturing facilities, laboratories, warehouses, agencies, factories, buildings, structures, offices, and plants with suitable, necessary, useful, or advisable in connection with the attainment of any or all of the objects herein set forth.

         To manufacture, buy, sell, rent, deal in and to engage In, conduct and carry on the business of manufacturing, buying, selling, renting, and dealing in goods, wares and merchandise of every class and description necessary or useful for the operations of this Corporation.

         To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge, or otherwise dispose of or turn to account or deal with all or any part of the property of the Corporation and from time to time to vary any investment or employment of capital of the corporation.

         To borrow money and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds whether secured by mortgage, pledge or otherwise without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description.

         To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in lands

Page two of six pages
and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

         To apply for, obtain, register, purchase, lease or otherwise to acquire and to hold, own, use, develop, operate, and introduce, and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise.

         To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this Corporation is organized.

         To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds, or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this Corporation, or in which this Corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds or other obligations; and while owner of any such stock, bonds or other obligations to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; to guarantee the payment of dividends upon any stock, or the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

Page three of six pages

         The business or purpose of the Corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the state of Arkansas, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

         The enumeration herein of the objects and purposes of this Corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which this Corporation is empowered to exercise, whether expressly by force of the laws of the state of Arkansas now or hereafter in effect or impliedly by the reasonable construction of the said laws.

         To engage in any legal activity except banking, insurance, public utilities or building and loan activities.

                                   ARTICLE III

         The period of existence of this corporation shall be perpetual.

                                   ARTICLE IV

         The address and location of the principal place of business shall be at 3304 West 7th, Little Rock, Arkansas.

                                    ARTICLE V

         The name of the resident agent of this corporation is Gerald Bailey whose address is v304 West 7th, Little Rock, Arkansas.

                                   ARTICLE VI

         The authorized amount of capital stock of this corporation shall be One Hundred Thousand ($100,000.00) Dollars, divided into ten thousand (10,000) shares of the par value of Ten ($10.00) Dollars each. Said capital stock shall be paid in at such time and upon such conditions as the Board of Directors may by resolution direct, either in cash, or by services rendered to the corporation or by real or personal property transferred to it. Shares of stock when issued in exchange for services or property pursuant to a resolution of the Board of Directors shall thereupon become and be fully paid the same as though paid for in cash at par, and shall be non-assessable forever,

Page four of six pages
and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued shares of stock of this corporation of any class now or hereafter authorized.

                                   ARTICLE VII

         The corporation will not commence business until consideration of the value of at least Three Hundred ($300.00) Dollars has been received for the issuance of shares.

                                  ARTICLE VIII

         The incorporators and their addresses are:

                James V. Scoggin          2727 North Central Avenue
                                          Phoenix, Arizona

                John A. Lorentz           2727 North Central Avenue
                                          Phoenix, Arizona

                                   ARTICLE IX

         This corporation shall have three (3) directors initially. The number of directors may be increased or diminished from time to time in accordance with the by-laws adopted by the stockholders, but shall never be less than three (3).

                                    ARTICLE X

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said directors shall be elected by the stockholders at the annual meeting of the corporation and shall hold office until their successors are elected.

         The following named persons shall serve as directors of this corporation until the first annual meeting:

                Director                  James V. Scoggin

                Director                  John A. Lorentz

                Director                  David L. Helsten

Page five of six pages

         IN TESTIMONY WHEREOF, we have hereunto set our hands this 31st day of March 1969.

                                                   /s/ James V. Scoggin
                                                   -----------------------------
                                                   James V. Scoggin

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   John A. Lorentz

STATE OF ARIZONA    )
                    ) ss:
COUNTY OF MARICOPA  )

         THIS IS TO CERTIFY that on the 31st day of March 1969. before me, a Notary Public, personally appeared James V. Scoggin and John A. Lorentz who I am satisfied are the persons named in and who executed the foregoing Articles of Incorporation, and I first having made known to them the contents thereof, they did acknowledge that they had signed the same as their voluntary act and deed for the uses and purposes therein expressed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on this 31st day of March, 1969.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Notary Public for the State of Arizona
                                          Residing at Phoenix, Arizona
                                          My Commission expires 8-13-72

(SEAL)

Page six of six pages

                     AMENDMENT OF ARTICLES OF INCORPORATION

         The undersigned, being all of the incorporators and directors of Automated Multitest Laboratories, Inc., do hereby certify as follows:

         That on April 23, 1969 Articles of Incorporation of Automated Multitest Laboratories, Inc. were filed in the office of the Secretary of State of the State of Wisconsin, and

         That said corporation has not issued any stock as provided by said articles of incorporation, and

         That it is now desired to change the name of said corporation to Automated Multitest Medical Laboratories, Inc.

         NOW, THEREFORE, the aforesaid original articles of incorporation are hereby amended to recite as follows:

         Article I. The name of the proposed corporation is Automated Multitest Medical Laboratories, Inc.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this 8th day of May, 1969.

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   John A. Lorentz

                                                   /s/ James  V.  Scoggin
                                                   -----------------------------
                                                   James  V.  Scoggin

                                                   /s/ Daniel C. Dempsey
                                                   -----------------------------
                                                   Daniel C. Dempsey

                            ARTICLES OF INCORPORATION

                                       of

                 AUTOMATED MULTITEST MEDICAL LABORATORIES, INC.

                             An Arkansas Corporation

         We, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the laws of the state of Arkansas do hereby certify as follows:

                                    ARTICLE I

         The name of this corporation is Automated Multitest Medical Laboratories, Inc.

                                   ARTICLE II

         THE PRINCIPAL PURPOSE OF THIS CORPORATION SHALL BE THE PERFORMANCE OF MULTIPHASIC SCREENING TESTS. MULTIPHASIC SCREENING IS THE SEQUENTIAL PERFORMANCE OF A SERIES OF PREDETERMINED MEDICAL TESTS WHICH ARE GENERALLY STANDARD MEDICAL PROCEDURES OF RECOGNIZED VALUE. THEY ARE PERFORMED ON HUMAN SUBJECTS BY MEDICAL PERSONNEL LESS HIGHLY TRAINED THAN A GRADUATE PHYSICIAN, USING AUTOMATED EQUIPMENT WHEREVER TECHNICALLY AND ECONOMICALLY FEASIBLE. A DETAILED QUESTIONNAIRE-TYPE MEDICAL HISTORY IS ALSO PERFORMED. THE TEST RESULTS FOR EACH PATIENT ARE THEN COLLECTED AND DISPLAYED IN A FORM WHICH IS SUITABLE FOR INTERPRETATION BY A PHYSICIAN. A COMPUTER MAY BE USED FOR COLLECTION, DISPLAY AND ANALYTICAL PURPOSES. THE MEDICAL INFORMATION THUS OBTAINED IS USED BY A PHYSICIAN FOR DIAGNOSTIC AND/OR PREVENTIVE MEDICAL PURPOSES.

         Further purposes shall include, but not be limited to:

         To carry out medical analysis, research, perform blood analysis, obtain chemical analysis, perform tests, perform laboratory work, operate a bio-chemical laboratory and to furnish such results or services to hospitals, medical institutions, clinics, physicians, surgeons and the entire medical profession or such other group, business or individual as may desire such results or services.

         To establish, equip, own, operate and maintain pathological and X-ray laboratories, bio-chemical laboratories or other laboratories of medical or scientific nature.

Page one of six pages

         To manufacture, compound, mix, prepare, buy or otherwise acquire, and to sell, distribute at wholesale and retail, exploit, promote, and advertise, as principal or agent, any and all drugs, chemicals, chemical compounds, solutions, medicinal preparations, drug sundries, drug and like products, pharmaceutical supplies, medical goods and appliances generally.

         To carry on the business of chemists, druggists, chemical dealers, importers, exporters, manufacturers and traders in chemical, pharmaceutical, medicinal and other preparations and chemicals.

         To maintain, conduct, manage and carry on any kind of commercial or manufacturing business or businesses; and to engage in research, experimental, laboratory, development, exploitation and exploration work in connection with any or all of the foregoing businesses.

         To build, erect, construct, purchase, hold or otherwise acquire, own, provide, maintain, establish, lease and operate, buy, sell, exchange or otherwise dispose of manufacturing facilities, laboratories, warehouses, agencies, factories, buildings, structures, offices, and plants with suitable, necessary, useful, or advisable in connection with the attainment of any or all of the objects herein set forth.

         To manufacture, buy, sell, rent, deal in and to engage in, conduct and carry on the business of manufacturing, buying, selling, renting, and dealing in goods, wares and merchandise of every class and description necessary or useful for the operations of this Corporation.

         To improve, manage, develop, sell, assign, transfer, lease, mortgage, pledge, or otherwise dispose of or turn to account or deal with all or any part of the property of the Corporation and from time to time to vary any investment or employment of capital of the corporation.

         To borrow money and to make and issue notes, bonds, debentures, obligations and evidences of indebtedness of all kinds whether secured by mortgage, pledge or otherwise without limit as to amount, and to secure the same by mortgage, pledge or otherwise; and generally to make and perform agreements and contracts of every kind and description.

         To the same extent as natural persons might or could do, to purchase or otherwise acquire, and to hold, own, maintain, work, develop, sell, lease, exchange, hire, convey, mortgage or otherwise dispose of and deal in, lands

Page two of six pages
and leaseholds, and any interest, estate and rights in real property, and any personal or mixed property, and any franchises, rights, licenses or privileges necessary, convenient or appropriate for any of the purposes herein expressed.

         To apply for, obtain, register, purchase, lease or otherwise to acquire and to hold, own, use, develop, operate, and introduce, and to sell, assign, grant licenses or territorial rights in respect to, or otherwise to turn to account or dispose of, any copyrights, trade marks, trade names, brands, labels, patent rights, letters patent of the United States or of any other country or government, inventions, improvements and processes, whether used in connection with or secured under letters patent or otherwise.

         To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid business or powers or any part or parts thereof, provided the same be not inconsistent with the laws under which this Corporation is organized.

         To acquire by purchase, subscription or otherwise, and to hold for investment or otherwise and to use, sell, assign, transfer, mortgage, pledge or otherwise deal with or dispose of stocks, bonds, or any other obligations or securities of any corporation or corporations; to merge or consolidate with any corporation in such manner as may be permitted by law; to aid in any manner any corporation whose stocks, bonds or other obligations are held or in any manner guaranteed by this Corporation, or in which this Corporation is in any way interested; and to do any other acts or things for the preservation, protection, improvement or enhancement of the value of any such stock, bonds or other obligations; and while owner of any such stock, bonds or other obligations to exercise all the rights, powers and privileges of ownership thereof, and to exercise any and all voting powers thereon; to guarantee the payment of dividends upon any stock, or the principal or interest or both, of any bonds or other obligations, and the performance of any contracts.

Page three of six pages

         The business or purpose of the Corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the state of Arkansas, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

         The enumeration herein of the objects and purposes of this Corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which this Corporation is empowered to exercise, whether expressly by force of the laws of the state of Arkansas now or hereafter in effect or impliedly by the reasonable construction of the said laws.

         To engage in any legal activity except banking, insurance, public utilities or building and loan activities.

                                   ARTICLE III

         The period of existence of this corporation shall be perpetual.

                                   ARTICLE IV

         The address and location of the principal place of business shall be at 3304 West 7th, Little Rock, Arkansas.

                                    ARTICLE V

         The name of the resident agent of this corporation is Gerald Bailey whose address is 3304 West 7th, Little Rock, Arkansas.

                                   ARTICLE VI

         The authorized amount of capital stock of this corporation shall be One Hundred Thousand ($100,000.00) Dollars, divided into ten thousand (10,000) shares of the par value of Ten ($10.00) Dollars each. Said capital stock shall be paid in at such time and upon such conditions as the Board of Directors may by resolution direct, either in cash, or by services rendered to the corporation or by real or personal property transferred to it. Shares of stock when issued in exchange for services or property pursuant to a resolution of the Board of Directors shall thereupon become and be fully paid the same as though paid for in cash at par, and shall be non-assessable forever,

Page four of six pages
and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive sights to purchase, subscribe for or otherwise acquire any unissued shares of stock of this corporation of any class now or hereafter authorized.

                                  ARTICLE VII

         The corporation will not commence business until consideration of the value of at least Three Hundred ($300.00) Dollars has been received for the issuance of shares.

                                  ARTICLE VIII

         The incorporators and their addresses are:

               James V. Scoggin         2727 North Central Avenue
                                        Phoenix, Arizona

               John A. Lorentz          2727 North Central Avenue
                                        Phoenix, Arizona

                                   ARTICLE IX

         This corporation shall have three (3) directors initially. The number of directors may be increased or diminished from time to time in accordance with the by-laws adopted by the stockholders, but shall never be less than three (3).

                                    ARTICLE X

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said directors shall be elected by the stockholders at the annual meeting of the corporation and shall hold office until their successors are elected.

         The following named persons shall serve as directors of this corporation until the first annual meeting:

               Director                 James V. Scoggin

               Director                 John A. Lorentz

               Director                 David L. Helsten

Page five of six pages

         IN TESTIMONY WHEREOF, we have hereunto set our hands this 8th day of May, 1969.

                                                   /s/ James V. Scoggin
                                                   -----------------------------
                                                   James V. Scoggin

                                                   /s/ John A. Lorentz
                                                   -----------------------------
                                                   John A. Lorentz

STATE OF ARIZONA    )
                    ) SS:
COUNTY OF MARICOPA  )

         THIS IS TO CERTIFY that on the 8th day of May, 1969, before me, a Notary Public, personally appeared James. V. Scoggin and John A. Lorentz who I am satisfied are the persons named in and who executed the foregoing Articles of Incorporation, and I first having made known to them the contents thereof, they did acknowledge that they had signed the same as their voluntary act and deed for the uses and purposes therein expressed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on this 8th day of May, 1969.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. Delamater
                                          Notary Public for the State of Arizona
                                          Residing at Phoenix, Arizona
                                          My Commission expires 8-13-72

(SEAL)

Page six of six pages

                            ARTICLES OF INCORPORATION

                                       OF

                                 E Z-MOVE, INC.

         We, the undersigned, do hereby voluntarily associate ourselves together for the purpose of forming a private corporation under the laws of the State of Arkansas, and we hereby set forth, declare, and certify that:

                                    ARTICLE I

         The name of the corporation is E Z-MOVE, INC.

         The principal office of the corporation for the transaction of business is in Little Rock, Arkansas, 4715 Manchester.

                                   ARTICLE III

         The primary business for which the corporation is organized is:

         The rental and lease of automobile utility trailers to the general public for use in transporting the property of said general public. The rental and lease to the general public of trucks, passenger automobiles, vacation trailers, mobile homes, boats and such other equipment, tools, machinery, vehicles and property of any and every kind and description, as may from time to time be deemed expedient by the Board of Directors of this corporation.

         To purchase or otherwise acquire, contract, equip, make, improve and operate or subscribe toward the acquisition, construction, equipping, making, improving and operating of plants, mills, factories, storehouses, garages, service stations, buildings and works of all kinds, insofar as the same may pertain to, or be useful for, or in connection with the conduct of the business enterprises of this corporation.

Page One of Three Pages
         to repair, maintain, install, sell motor vehicles and trailers and motor vehicle accessories.

         In general to carry on any business in connection therewith and incident thereto not forbidden by the Laws of the State of Arkansas.

                                   ARTICLE IV

         There shall be Three (3) Directors. The names and addresses of those appointed to act as first Directors are:

       President--Gerald Bailey, 4715 Manchester, Little Rock, Arkansas. Vice-President--Elsie L. Jennings, 701 Oak Park Dr., Little Rock, Ark. Secretary-Treasurer--Juanita Bailey, 4715 Manchester, Little Rock, Ark.

                                   ARTICLE V

         The authorized capital stock of the corporation shall be $5,000.00 and shall consist of five hundred (500) shares of common stock at a par value of Ten ($10.00) Dollars each.

                                   ARTICLE VI

         Any issue of shares of stock or securities of the corporation shall be first offered pro rata to the shareholders in relation to their present holdings.

                                   ARTICLE VII

         The address of its registered office in the State of Arkansas is: 4715 Manchester, Little Rock, Arkansas, and the name and address of its registered agent is: Gerald Bailey, 4715 Manchester, Little Rock, Arkansas.

                                          President /s/ Gerald Bailey
                                                    ----------------------------

                                          Vice-President /s/ Elsie L. Jennings
                                                         -----------------------

                                          Secretary-Treasurer /s/ Juanita Bailey
                                                              ------------------

Page Two of Three Pages

STATE OF ARKANSAS  )
                   )  SS.
COUNTY OF PULASKI  )

         On this 4th day of June 1969, before me, the undersigned, a Notary Public, in and for said County and State, personally appeared Gerald Bailey, Elsie L. Jennings and Juanita Bailey, known to be the identical persons named in and who executed the foregoing Articles of Incorporation, and acknowledged to me that they executed the same freely and voluntarily for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and the official seal the day and year last above written.

                                     /s/ [ILLEGIBLE]
                                     ------------------------------------------
                                         Notary Public - State of Arkansas

                              My Commission Expires 11-21-72

Page Three of Three Pages

                                                     Filing Fee $3.00

                                                     Must be filed in
                                                     duplicate.

                      NOTICE OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH

To Kelly Bryant
   Secretary of State
   State of Arkansas
   Little Rock, Arkansas 72203

         Pursuant to the Arkansas Business Corporation Act, (Act 576 of 1965) the undersigned corporation, organized under the laws of the State of Arkansas, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Arkansas.

1.       Name of corporation E Z MOVE, INC.

2. Address of its present registered office: 4715 Manchester, Little Rock, Arkansas

3. Address to which registered office is to be changed: 221 West Second Street, Little Rock, Arkansas 72201.

4.       Name of present registered agent: GERALD BAILEY

5.       Name of successor registered agent: THE CORPORATION COMPANY

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

Such change was authorized by resolution duly adopted by the board of directors of this corporation.

     Dated April 13, 1970.

                                        E Z MOVE,  INC.

                                       By  /s/ [ILLEGIBLE]
                                           -----------------------------------
                                                   Its Vice President

(ARK. - 1684 - 4/17/68)

                                     AMERCO

               ADVANCED MANAGEMENT ENGINEERING & RESEARCH COMPANY
       2727 N. CENTRAL AVENUE, PHOENIX, ARIZONA 85004 PHONE [ILLEGIBLE]

                                                       AUGUST 5, 1971

Office of Secretary of State
Corporation Division
Little Rock, Arkansas 72200

Gentlemen:

Subsequent to the reorganization of the U-Haul Rental System and its affiliated companies, we have recently amended the by-laws on behalf of these companies to change the fiscal year date from December 31 to March 31.

Will you please change your records to indicate a March 31 fiscal date for the following companies domesticated in your state:

                 AMERCO MARKETING CO. OF ARKANSAS

                 E Z-MOVE, INC.

Please also change your records to indicate a March 31 fiscal date for the following corporations qualified to do business in your state:

                 AMERCO MARKETING CO. OF MEMPHIS, a Tennessee corporation
                 AMERCO MARKETING CO. OF NORTHEAST TEXAS, a Texas corporation EXTRACAR, INC., an Arizona corporation
                 MOBILE AUTOMOTIVE REPAIR SERVICE, INC., an Oklahoma corporation RENTMOBILE, INC., an Arizona corporation
                 U-HAUL CO., an Oklahoma corporation

Thank you for your help.

                                         Sincerely,

                                         /s/ L. B. Haddad
                                         -----------------------------
                                         L. B. Haddad
                                         Legal Department

                            WHOLLY OWNED SUBSIDIARIES

A TO Z INTERNATIONAL, AML INTERNATIONAL, AMEDCO INTERNATIONAL, [ILLEGIBLE] INTERNATIONAL, DELTEK INTERNATIONAL, EXTRACAR INTERNATIONAL, KAR-GO INTERNATIONAL, MARS INTERNATIONAL, MUSE INTERNATIONAL, RENTMOBILE INTERNATIONAL, U-HAUL INTERNATIONAL, [ILLEGIBLE] INTERNATIONAL

                                     AMERCO

               ADVANCED MANAGEMENT ENGINEERING & RESEARCH COMPANY
       2727 N. CENTRAL AVENUE, PHOENIX, ARIZONA 85004 PHONE [ILLEGIBLE]

                                                       AUGUST 5, 1971

Office of Secretary of State
Corporation Division
Little Rock, Arkansas 72200

Gentlemen:

Subsequent to the reorganization of the U-Haul Rental System and its affiliated companies, we have recently amended the by-laws on behalf of these companies to change the fiscal year date from December 31 to March 31.

Will you please change your records to indicate a March 31 fiscal date for the following companies domesticated in your state:

                 AMERCO MARKETING CO. OF ARKANSAS

                 E Z-MOVE, INC.

Please also change your records to indicate a March 31 fiscal date for the following corporations qualified to do business in your state:

                 AMERCO MARKETING CO. OF MEMPHIS, a Tennessee corporation
                 AMERCO MARKETING CO. OF NORTHEAST TEXAS, a Texas corporation EXTRACAR, INC., an Arizona corporation
                 MOBILE AUTOMOTIVE REPAIR SERVICE, INC., an Oklahoma corporation RENTMOBILE, INC., an Arizona corporation
                 U-HAUL CO., an Oklahoma corporation

Thank you for your help.

                                         Sincerely,

                                         /s/ L. B. Haddad
                                         ---------------------------------------
                                         L. B. Haddad
                                         Legal Department

                            WHOLLY OWNED SUBSIDIARIES

A TO Z INTERNATIONAL, AML INTERNATIONAL, AMEDCO INTERNATIONAL, [ILLEGIBLE] INTERNATIONAL, DELTEK INTERNATIONAL, EXTRACAR INTERNATIONAL, KAR-GO INTERNATIONAL, MARS INTERNATIONAL, MUSE INTERNATIONAL, RENTMOBILE INTERNATIONAL, U-HAUL INTERNATIONAL, [ILLEGIBLE] INTERNATIONAL.

                              STATEMENT OF CHANGE

                                       OF

                               REGISTERED OFFICE

                                      FOR

                             DOMESTIC CORPORATIONS

To:   Secretary of State
      State of Arkansas

         Pursuant to the provisions of the Arkansas Statutes, Section 64-114
(B), THE CORPORATION COMPANY, as registered agent for one or more corporations, for the purpose of changing the registered office in the State of Arkansas for each domestic corporation for which it is acting as registered agent, submits the following statement.

1.       The name of the registered agent is
                             THE CORPORATION COMPANY

2. The business office of The Corporation Company prior to the change was located at
                 221 West Second Street, Little Rock, Arkansas 72201

3. The address of the business office of The Corporation Company has been changed to
                 620 West Third Street, Little Rock, Arkansas 72201

4. The names of the domestic corporations which have designated The Corporation Company as their registered agent and which have their registered office at the business office of the registered agent are set forth in the list attached hereto and made a part hereof.

5. A notice in writing of the change of address has been mailed by The Corporation Company to each of such corporations.

6. The address of the registered office of each of such corporations and the address of the business office of the registered agent, as changed, will be identical.

Dated: August 19, 1974

                                             THE CORPORATION COMPANY

                                  By: /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                       Vice-President        Title

                                  By: /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                       Secretary            Title

                                  VERIFICATION

State of New York
County of New York

         CLINT G. DEDERICK and ALFRED L. DEMPSEY being first duly sworn depose and say that we are the Vice-President and Secretary respectively of The Corporation Company and that we have read the foregoing statement and know the contents thereof and that the statements contained therein are true.

                                                   /s/ Clint G. Dederick
                                                   -----------------------------

                                                   /s/ Alfred L. Dempsey
                                                   -----------------------------

Subscribed and Sworn to before
me this 19th day of August 1974.

/s/ Pauline M. Greenberg
--------------------------
Notary Public

             STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

     AMERCO MARKETING CO. OF ARKANSAS, a corporation duly organized, created and existing under and by virtue of the laws of the State of Arkansas, by its President and its Secretary,

DOES HEREBY CERTIFY:

     A. That a written or printed notice setting forth the proposed Amendment was given to each shareholder entitled to vote thereon within the time and manner as provided in the "Arkansas Business Corporation Act" (Act 576 of 1965), and that this Amendment [ILLEGIBLE] is filed pursuant to said Act.

     B. That at a special [ILLEGIBLE] meeting of the stockholders of said corporation, duly called and held at the office of the Company, in the City of Little Rock, State of Arkansas, on February 2.1, 1973, the Amendment to the Articles of Incorporation, as herein stated, was [ILLEGIBLE] offered and adopted.

     C. That the number of shares outstanding are 500, and the number of shares entitled to vote thereon are 500 (100%). The number of shares which voted for are 500 The number of shares which voted against are NONE (If the shares are entitled to vote thereon as a class, the designation and number of outstanding shares entitled to vote thereon of each such class, and the number of shares of each class which voted for and against are required.)

     D. That the following Article [ILLEGIBLE] of the Articles of Incorporation of this corporation were amended, Articles I, ________, ________, __________ to read as follows:

         THE Name of the corporation is U-HAUL CO. OF ARKANSAS.

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Oklahoma.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                        AMERCO MARKETING CO. OF ARKANSAS

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                             U-HAUL CO. OF ARKANSAS

         In Witness Whereof, this corporation has caused this consent to be executed this 20th day of July _____, 1973.

                                       U-HAUL CO., an Oklahoma corporation

                                       BY: /s/ James Oakley
                                           -------------------------------------
                                           James Oakley - President

                                       And

                                       BY: /s/ Winnie Dell Oakley
                                           -------------------------------------
                                           Winnie Dell Oakley - Secretary

STATE OF TEXAS         )
                       ) ss.
COUNTY OF DALLAS       )

         Before me, a Notary Public, personally appeared James Oakley and Winnie Dell Oakley, known to me to be the persons who executed the foregoing instrument, and acknowledged that they executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 20 day of July, 1973.

         (SEAL)                        /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                                    NOTARY PUBLIC

                                       My Commission Expires: 6-1-75

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                             U-HAUL CO. OF ARKANSAS

TO:      George O. Jernigan, Jr.
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas 72201

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

              Northside Moving Center

2) The character of the business being or, to be conducted, under such fictitious name is:

     Rental of automobile utility trailers, trucks and small rental equipment
     (SRE) to the general public

3)   a)  The corporate name of the applicant:

         U-Haul Co. of Arkansas

     b)  The State of incorporation is:

         Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street 620 West Third Street

         City   Little Rock

         State  Arkansas

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

              U-Haul Co. of Arkansas

Signature by  /s/ James R. Munson
              -------------------------------------------
                   James R. Munson       President

Address:      4809 W. 65th Street,  Little Rock,  Arkansas  72209

SEAL

ATTEST:

/s/ Mary Lou Munson
---------------------------------------
Mary Lou Munson      Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                         GEORGE O. JERNIGAN, JR.
                                                         Secretary of State

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                             U-HAUL CO. OF ARKANSAS

TO:      George O. Jernigan, Jr.
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas 72201

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

            FT. SMITH MOVING CENTER

2) The character of the business being or, to be conducted, under such fictitious name is:

     rental of automobile utility trailers, trucks and support rental items
     (SRI) to the general public.

3)   a)  The corporate name of the applicant:

            U-Haul Co.  of Arkansas

     b)  The State of incorporation is:

            Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         STREET 4809 W. 65th Street

         CITY   Little Rock, AR 72209

         State  Arkansas 72209

     4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

     5)  The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

              U-Haul Co. of Arkansas

Signature by /s/ James R. Munson
             -------------------------------------------
             James R.  Munson        President

 Address:
              4809 W. 65th St.,  Little Rock, AR 72209

SEAL

ATTEST:

/s/ Mary Lou Munson
---------------------------------------
         Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                       GEORGE O. JERNIGAN, JR.
                                                       Secretary of State

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

TO:      George o. Jernigan, Jr.
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas 72201

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

         RAZORBACK MOVING CENTER

2) The character of the business being or, to be conducted, under such fictitious name is:

     rental of trucks, trailers and support rental equipment to the general public.

 3)  a)  The corporate name of the applicant:

            U-Haul Co.  of Arkansas

     b)  The State of incorporation is:

            Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street 4809 W. 65th Street

         City   Little Rock, [ILLEGIBLE]

         State  Arkansas 72209

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

     U-Haul Co. of  Arkansas

Signature by /s/ James R. Munson
             -----------------------------------------
             James R. Munson, President      President

Address:     Route 1, Box 23, Austin, Arkansas 72007

SEAL

ATTEST:

/s/  Mary Lou Munson
---------------------------------------
 Mary Lou Munson, Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                       GEORGE O. JERNIGAN, JR.
                                                       Secretary of State

               STATE OF ARKANSAS--OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                            Kanis Road Moving Center

TO:      Winston Bryant
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas, 72203

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

                            Kanis Road Moving Center

2) The character of the business being or, to be conducted, under such fictitious name is:

     Rental of automobile utility trailers, trucks and support rental Items to the general public.

3)   a)  The corporate name of the applicant:

                            U-Haul Co. of Arkansas

     b)  The State of incorporation is:

                                    Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street 620 West Third Street

         City   Little Rock

         State  Arkansas 72201

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

                U-Haul Co. of Arkansas, an Arkansas corporation

Signature by  /s/ James R. Munson
              ------------------------------------
                  James R. Munson        President

Address:      4809 W. 65th  Street,  Little Rock, Arkansas 72209

SEAL

ATTEST:

/s/ Mike J. Callahan
--------------------------------
 Mike J. Callahan      Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                        Winston Bryant
                                                        Secretary of State

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                            65th Street Moving Center

TO:      Winston Bryant
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas,72203

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

                           65th Street Moving Center

2) the character of the business being or, to be conducted, under such fictitious name is:

     Rental of automobile utility trailers, trucks and support rental items to the general public.

3)   a)  The corporate name of the applicant:

              U-Haul Co. of Arkansas

     b)  The State of incorporation is:

              Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street 620 West Third Street

         City   Little Rock

         State  Arkansas 72201

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

                 U-Haul Co. of Arkansas, an Arkansas corporation

Signature by /s/ James R. Munson
             ----------------------------------
                 James R. Munson      President

Address:         4809 W. 65th Street, Little Rock, Arkansas 72202

SEAL

ATTEST:

/S/ Mike J. Callahan
----------------------------------
Mike J. Callahan     Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                        Winston Bryant
                                                        Secretary of State

             STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                           BASELINE ROAD MOVING CENTER

TO:      Winston Bryant
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas, 72203

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

         Baseline Road Moving Center

2) The character of the business being or, to be conducted, under such fictitious name is:

         rental of automobile utility trailers, trucks and support rental items
         (SRI) to the general public.

3)   a)  The corporate name of the applicant:

         U-Haul Co. of Arkansas

     b)  The State of incorporation is:

         Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street     The Corporation Company, 620 W. 3rd St.
         City       Little Rock
         Stale      Arkansas 72201

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

            U-Haul Co. of Arkansas

Signature by  /s/ James R. Munson
              -------------------------------
               President      James R. Munson

 Address:  4809 W. 65th St., Little Rock, Ark. 72209

SEAL

ATTEST:

/s/ Mike J. Callahan
------------------------------------
Secretary           Mike J. Callahan

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                       Winston Bryant
                                                       Secretary of State

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                        SHERWOOD MOVING & STORAGE CENTER

TO:      Winston Bryant
         Secretary of State
         State of Arkansas
         Little Rock, Arkansas, 72203

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:

                        Sherwood Moving & Storage Center

2) The character of the business being or, to be conducted, under such fictitious name is:

     rental of automobile utility trailers, trucks and support rental items
     (SRI) to the general public.

3)   a)  The corporate name of the applicant:

                             U-Haul Co, of Arkansas

     b)  The State of incorporation is:

                                    Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

         Street  The Corporation Company, 630 W. 3rd Street

         City    Little Rock

         State   Arkansas 72201

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                         Name of Applicant Corporation:

                    U-HAUL CO. OF ARKANSAS

Signature by  /s/ James R. Munson
              --------------------------------------
                  James R. Munson,    President

Address: 4808 W. 65th Street, Little Rock, Arkansas 72209

SEAL

ATTEST:

/s/ Michael J. Callahan
----------------------------------
Michael J. Callahan Secretary

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                        Winston Bryant
                                                        Secretary of State

              STATE OF ARKANSAS--OFFICE OF THE SECRETARY OF STATE

                         APPLICATION FOR REGISTRATION OF
                             THE FICTITIOUS NAME OF

                   U-HAUL MOVING CENTER OF NORTH LITTLE ROCK
TO: Winston Bryant
    Secretary of State
    State of Arkansas
    Little Rock, Arkansas, 72203

Pursuant to the provisions of Section 95 of the Arkansas Business Corporation Act, (Act 576 of 1965), the undersigned corporation hereby applies for the registration of the use of a fictitious name and submits herewith the following statement:

1) The fictitious name under which the business is being, or will be conducted by this corporation is:
     U-Haul Moving Center of North Little Rock

2) The character of the business being or, to be conducted, under such fictitious name is:

     Rental of automobile tuility trailers, truck & support rental items (SR) to the general public.

3)   a) The corporate name of the applicant:
        U-Haul Co. of Arkansas

     b) The State of incorporation is:
        Arkansas

     c) The location (giving city and street address) of the registered office of the applicant corporation in Arkansas is:

        Street The Corporation Company, 620 W. 3rd Street

        City   Little Rock

        State  Arkansas 72201

4) The applicant states that if it is a foreign corporation that it is admitted to and authorized to do business in the State of Arkansas.

5)   The filing fee in the amount of $10.00 is enclosed.

                   Name of Applicant Corporation: U-Haul Co. of Arkansas

Signature by: /s/James R. Munson
               --------------------------------
               James R. Munson, President

Address: 4808 W. 65th Street, Little Rock, Arkansas 72209

SEAL

ATTEST:
/s/ Janice Chapman
-------------------------
             SECRETARY

Janice Chapman

INSTRUCTIONS:

Prepare this form in duplicate, send to Secretary of State's Office, State Capitol, Little Rock, Arkansas. Duplicate copy will be returned to the corporation and must be filed with the County Clerk, (other than Pulaski County) of the County in which the Corporation's registered office is located.

                                                              Winston Bryant
                                                              Secretary of State

        STATEMENT OF CHANGE OF ADDRESS OF REGISTERED OFFICE BY REGISTERED
                  AGENT PURSUANT TO ARKANSAS STATUTES ANNOTATED

I.   Name of Registered Agent: THE CORPORATION COMPANY

II. Address of present business office of Registered Agent:

                         620 West Third Street
                         Little Rock, Arkansas 72201

III. Address to which the business office of Registered Agent is changed, effective August 3, 1981:

                         417 Spring Street
                         Little Rock, Arkansas 72201

IV. A list of the corporations which have designated THE CORPORATION COMPANY the Registered Agent is hereunto appended and is incorporated into this statement by reference.

V. The Registered Office of each corporation named in the list hereunto appended is hereby changed, effective August 3, 1981, to the new business office address of THE CORPORATION COMPANY set forth above.

VI. Notice in writing of this change has been mailed to each corporation named on the list hereunto annexed.

VII. The address of the registered office of each such corporation and the address of the business office of the registered agent, as changed, will be identical.

Dated: July 1, 1981.

                                              THE CORPORATION COMPANY
                                                  Registered Agent

                                        By: /s/ Horace C. Stephenson
                                            -----------------------------
                                            Horace C. Stephenson, Vice President

                                        By: /s/ Mary G. Murray
                                            -----------------------------
                                            Mary G. Murray, Assistant Secretary

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28st day of June, 1988, entered into by U-HAUL CO. OF ARKANSAS, INC.,the Surviving Corporation, and MOVERS WORLD OF ARKANSAS, INC., the Absorbed Corporation, both corporations of the State of Arkansas, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Arkansas, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location that office is 6600 Allied Way, Little Rock, Arkansas 72209.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                          NUMBER OF       NUMBER OF           NUMBER     NUMBER
                           SHARES           SHARES            VOTED       VOTED
    COMPANY NAME         OUTSTANDING   ENTITLED TO VOTE        FOR       AGAINST
--------------------------------------------------------------------------------
U-HAUL CO. OF
ARKANSAS, INC.               500            10,000            10,000        0

MOVERS WORLD OF
ARKANSAS, INC.               100               500               500        0

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Arkansas, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Arkansas.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         IN WITNESS WHEREOF the corporate parties hereto execute this PLAN/AGREEMENT/ARTICLES OF MERGER this 28st day of June, 1988.

               Surviving Corporation: U-HAUL CO. OF ARKANSAS, INC.

                                       an Arkansas corporation

                                       BY: /s/ James R. Munson
                                           ----------------------------------
                                           James R. Munson, President

        Verified

        BY: /s/ M. G. Scudder
            ----------------------------
            M. G. Scudder, Secretary

                 Absorbed Corporation: MOVERS WORLD OF ARKANSAS, INC.
                                       an Arkansas corporation

                                       BY: /s/ John M. Dodds
                                           ---------------------------
                                           John M. Dodds, President

        Verified

        BY: /s/ John A.  Lorentz
            ----------------------------
            John A.  Lorentz,
            Secretary

INSTRUCTIONS: File in DUPLICATE with PAUL RIVIERE, Secretary of State, State Capitol, Little Rock, Ark. 72201, with payment of fees. Duplicate copy will be returned to the corporation at the listed address, and must be filed in the office of the County Clerk in which the corporation's registered office is located, (on other than Pulaski County) within 60 days after the date of filing with the Secretary of State.

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                         MOVERS WORLD OF ARKANSAS, INC.

         The undersigned, natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Arkansas Business Corporation Act (Act 576 of 1965,) adopt the following articles of incorporation of such Corporation:

FIRST:   The Name of the Corporation is:

                    MOVERS WORLD OF ARKANSAS, INC.

         (Shall contain the word "Corporation", "Company", or "Incorporated": or shall contain an abbreviation of one of such words; but the same may not end with the word "Company" nor the abbreviation "Co." if such final word or abbreviation is immediately preceeded by "And" or any symbol for "And".)

SECOND:  The period of duration is Perpetual

THIRD:   The purpose or purposes for which the Corporation is organized are:

            To engage in the transportation of household goods and office supplies as a common carrier by motor vehicle in both interstate and intrastate commerce.

            To operate as a public warehouse for the storage of household goods and office supplies, and to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

EIGHTH:  The address of the initial registered office of this Corporation is:

                         417 Spring Street
                         Little Rock, Arkansas 72201

                      Street                  City                        State

         and the name of its initial registered agent at such address is:

                         C. T. Corporation System

NINTH: The number of Directors constituting the initial Board of Directors is Three (3), and they will serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified. If the number of initial Board members is either one or two, then a statement must be included specifying the number to be elected at the annual meeting, or the special meeting called for that purpose, of the shareholders next following the time when the shares become owned of record by more than one or two shareholders.

           James R. Munson                        4809 W. 65th Street
                                                  Little Rock, Ark 72209-3899
           Joseph R. Wadley                       4809 W. 65th Street
                                                  Little Rock, Ark 72209=3899
           Janice Chapman                         4809 W. 65th Street
                                                  Little Rock, Ark 72209-3899

TENTH:   The name and address of each incorporator is:


       NAME            STREET ADDRESS          CITY & STATE            SHARES

     John A. Lorentz  2727 N. Central Avenue, Phoenix, Az.              None
                                                  85004

       Dated: October 10, 1984
       SIGNATURE OF INCORPORATORS:

                                              /s/ John A. Lorentz
                                              ----------------------------------
                                                  John A. Lorentz, Incorporator

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is MOVERS WORLD, INC. a corporation organized and existing under the laws of the State of New York, and is qualified to do business in the State of Arkansas.

         2. The name of the corporation to which this Consent is being given and which is about to be organized under the laws of the State of Arkansas is:

                         MOVERS WORLD OF ARKANSAS, INC.

         IN WITNESS WHEREOF, this corporation has caused this Consent to be executed this 10th day of October, 1984.

                                             MOVERS WORLD, INC., a New York
                                             corporation

                                             BY: /s/ John A. Lorentz
                                                 -------------------------------
                                                 John A. Lorentz, Assistant
                                                                  Secretary

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared John A. Lorentz, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 10th day of October, 1984.

                                               /s/ Nancy Jo Bailey
                                                   -----------------------------
                                                     NOTARY PUBLIC
          (NOTARIAL SEAL)                    My Commission Expires May 22, 1987

                      PLAN /AGREEMENT / ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 21st day of February, 1989, entered into by U-Haul Co. of Arkansas, an Arkansas corporation, the surviving corporation and Little, Rock Rental Equipment Repair Shop, Inc., an Arkansas corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Arkansas which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is The Corporation Company, 620 West Third Street, Little Rock, Arkansas.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                   NUMBER OF
                      NUMBER OF     SHARES     NUMBER  NUMBER
     COMPANY            SHARES     ENTITLED    VOTED    VOTED
       NAME          OUTSTANDING   TO VOTE      FOR    AGAINST
--------------------------------------------------------------
U-HAUL CO. OF
ARKANSAS                 500          500       500      -0-

LITTLE ROCK RENTAL
EQUIPMENT REPAIR,
SHOP, INC.                50           50        50      -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Arkansas, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Arkansas.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         The effective date of the merger shall be March 31, 1989.

                                          Surviving Corporation: U-HAUL CO. OF
                                                           ARKANSAS, an Arkansas
                                                            Corporation

                                          By: /s/ James R. Munson
                                              ----------------------------------
                                              James R. Munson, President

Verified

BY: /s/ M.G.Kuzma
    -----------------------------
    M.G.Kuzma, Secretary

                              Absorbed Corporation: LITTLE ROCK RENTAL EQUIPMENT
                                                    REPAIR SHOP, INC., An
                                                    Arkansas Corporation

                                          By: /s/ William L. Ellis
                                              ----------------------------------
                                              William L. Ellis, President

Verified

By: /s/ Eugene P. Bradfield
    ------------------------------------
    Eugene P. Bradfield, Secretary

STATE OF ARKANSAS

COUNTY OF

         On this    day of February, 1989, before me, the undersigned Notary
Public, personally appeared James R. Munson, known to me to be the President of U-Haul Co. of Arkansas, an Arkansas corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          [ILLEGIBLE]
                                          --------------------------------------
                                          NOTARY PUBLIC

(NOTARY SEAL)                             MY COMMISSION EXPIRES 6/23/94

STATE OF ARKANSAS

COUNTY OF

         On this     day of February, 1989, before me, the undersigned Notary
Public, personally appeared William L. Ellis, known to me to be the President of Little Rock Rental Equipment Repair Shop, Inc., an Arkansas corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          [ILLEGIBLE]
                                          --------------------------------------
                                          NOTARY PUBLIC

(NOTARY SEAL)                             MY COMMISSION EXPIRES 6/23/94

INSTRUCTIONS: File in DUPLICATE with Winston Bryant, Secretary of State, State Capitol, Little Rock, Ark. 72201, with payment of fees. Duplicate copy will be returned to the corporation at the listed address, and must be filed in the office of the County Clerk in which the corporation's registered office is located, (on other than Pulaski County) within 60 days after the date of filing with the Secretary of State.

              STATE OF ARKANSAS -- OFFICE OF THE SECRETARY OF STATE

                            ARTICLES OF INCORPORATION

                                       OF

                 LITTLE ROCK RENTAL EQUIPMENT REPAIR SHOP, INC.

         The undersigned, natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Arkansas Business Corporation Act (Act 576 of 1965,) adopt the following articles of incorporation of such Corporation:

FIRST:   The Name of the Corporation is:

         Little Rock Rental Equipment Rapair Shop, Inc.

         (Shall contain the word "Corporation", "Company", or "Incorporated": or shall contain an abbreviation of one of such words; but the same may not end with the word "Company" nor the abbreviation "Co." if such final word or abbreviation is immediately preceeded by "And" or any symbol for "And".)

SECOND:  The period of duration is Perpetual

THIRD:   The purpose or purposes for which the Corporation is organized are:

                  The primary purpose for which the corporation is organized is to fabricate, design, develop, repair, purchase, sell at wholesale or retail, rent, lease, and otherwise deal in and with motor trucks, semi-trailers and all other forms of vehicles or vehicle equipment designed for use either on or off public streets, or highways, together with any goods, wares, or merchandise incidental thereto.

STATE OF ARIZONA      )
                      ) ss.
COUNTRY OF MARICOPA   )

         BE IT REMEMBERED that on this 6th day of April, A.D. 1978, personally came before me, the undersigned, a Notary Public within and for the State and County aforesaid,

                  John A. Lorentz

party to the foregoing Articles of Incorporation, known to me personally to be such, and severally acknowledged the same to be the act and deed of the signers respectively, and that the facts therein stated are truly set forth.

         GIVEN under my hand and seal of office the day and year aforesaid.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                                                   Notary Public

                                          My Commission Expires Aug. 13, 1980

(Acknowledgment optional.)

(These Articles must first be filed with the Secretary of State and a certified copy thereof then be filed with the County Clerk.)

                                   ARTICLES OF

                                  INCORPORATION

                                       of

                                             LITTLE ROCK RENTAL EQUIPMENT REPAIR
                                             -----------------------------------
                                                                 SHOP, INC.

                                 WINSTON BRYANT

                               Secretary of State

                                STATE OF ARKANSAS

STATEMENT OF CHANGE OF ADDRESS OF REGISTERED OFFICE BY REGISTERED AGENT PURSUANT
                         TO ARKANSAS STATUTES ANNOTATED

I.       Name of Registered Agent: THE CORPORATION COMPANY

II.      Address of present business office of Registered Agent:

                                        620 West Third Street
                                        Little Rock, Arkansas 72201

III. Address to which the business office of Registered Agent is changed, effective August 3, 1981:

                                        417 Spring Street
                                        Little Rock, Arkansas 72201

IV. A list of the corporations which have designated THE CORPORATION COMPANY the Registered Agent is hereunto appended and is incorporated into this statement by reference.

V. The Registered Office of each corporation named in the list hereunto appended is hereby changed, effective August 3, 1981, to the new business office address of THE CORPORATION COMPANY set forth above.

VI. Notice in writing of this change has been mailed to each corporation named on the list hereunto annexed.

VII. The address of the registered office of each such corporation and the address of the business office of the registered agent, as changed, will be identical.

Dated: July 1, 1981.

                                                THE CORPORATION COMPANY
                                                     Registered Agent

                                        By: /s/ Horace C. Stephenson
                                            ------------------------------------
                                            Horace C. Stephenson, Vice President

                                        By: /s/ Mary G. Murray
                                            ------------------------------------
                                            Mary G. Murray, Assistant Secretary

                                                                   FILED
                                                           CORPORATIONS DIVISION
                                                                CP00052445
                   NOTICE OF CHANGE OF REGISTERED OFFICE     98 AUG 03 AM 9:00
                          BY THE REGISTERED AGENT              SHARON PRIEST
                             FOR CORPORATIONS               SECRETARY OF STATE
                                                             STATE OF ARKANSAS
                                                           BY [ILLEGIBLE]______

To:      Sharon Priest
         Secretary of State
         Corporations Division
         State Capitol
         Little Rock, Arkansas 72201-1094

         Pursuant to the Corporation Laws of the State of Arkansas, the undersigned registered agent submits the following statement for the purpose of changing its registered office address for the below named corporation in the state of Arkansas.

                                                       [ ] Foreign
                                                       [X] Domestic

1.       Name of Corporation: U-HAUL CO. OF ARKANSAS

2.       Address of its present registered office:

                     417 Spring Street, Little Rock, Arkansas 72201
         -----------------------------------------------------------------------
                           Street Address, City, State, Zip

3.       Address to which registered office is to be changed:

              425 West Capitol Avenue, Suite 1700, Little Rock, Arkansas 72201
         -----------------------------------------------------------------------
                            Street Address, City, State, Zip

4.       Name of present registered agent: The Corporation Company

5. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

6. The above named corporation has been notified of the change of address of its registered office.

Dated July 29, 1998

                                                     KENNETH J. UVA
                                         ---------------------------------------

                                                     Kenneth J. Uva
                                         ---------------------------------------
                                               Name of Authorized Officer

                                         Vice-President, The Corporation Company
                                         ---------------------------------------
                                               Title of Authorized Officer